UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2017 (December 14, 2017)

Community First, Inc.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	0-49966	04-3687717
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 South James M. Campbell Blvd. Columbia, TN		38401
(Address of Principal Executive Offices)		(Zip Code)

(931) 380-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 14, 2017, Community First, Inc. (the “Company” or “Community First”) held a special meeting of shareholders (the “Special Meeting”). At the Special Meeting, shareholders voted on the following matters: (1) a proposal to approve and adopt the Agreement and Plan of Merger, dated as of August 22, 2017, by and among Commerce Union Bancshares, Inc. (“Commerce Union”), Community First, Pioneer Merger Sub, Inc. (“Merger Sub”), Reliant Bank, and Community First Bank & Trust, as such agreement may be amended from time to time (the “Merger Agreement”) (the “Merger Proposal”); (2) a proposal to approve, on a non-binding, advisory basis, the compensation that certain executive officers of Community First may receive in connection with the Merger (as defined in the Merger Agreement) pursuant to existing agreements or arrangements with Community First or Community First Bank & Trust (the “Compensation Proposal”); and (3) a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Merger Proposal (the “Adjournment Proposal”).

The items voted upon at the Special Meeting and the final voting results for each proposal were as follows:

Proposal 1—the Merger Proposal

With respect to the Merger Proposal, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
3,671,086	7,160	1,395	0

Proposal 2—the Compensation Proposal

With respect to the Compensation Proposal, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
3,534,280	68,734	76,626	0

Proposal 3—the Adjournment Proposal

With respect to the Adjournment Proposal, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
3,660,975	5,640	13,025	0

Item 8.01.	Other Events.

On December 15, 2017, the Company and Commerce Union issued a joint press release announcing the voting results for the proposals considered at the Special Meeting and the special meeting of Commerce Union shareholders, also held on December 14, 2017, and the receipt of regulatory approvals required for the Merger. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated December 15, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.

By:	/s/ Louis E. Holloway
Name:	Louis E. Holloway
Title:	Chief Executive Officer

Date: December 15, 2017